                                                                 Exhibit 10.4(a)

                                   SCHEDULE 1
                   ARTHUR D. LITTLE, INC. TO EPYX CORPORATION

                        (HYDROGEN GENERATION TECHNOLOGY)



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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
1955 P 002     CLOSED                PCT UTILITY APPL.                   Lawrence G. Clawson     .  Second Written Opinion mailed
                                     S/N: PCT/US 97/014, 906             William L. Mitchell        7/7/98 is favorable, indicating
               (National filings     FILED: 8/25/97                      Johannes H.J. Thijssen     patentability.
               completed, see 1973   PUBLISHED: 3/5/98, WO98/08771       Jeff Bentley            .  National filings completed in
               P 003, 005, 006,      TITLE:  Method and Apparatus for                               February of 1999; see 1973
               008, 009, and 011)    Converting Hydrocarbon Fuel into                               series below.
                                     Hydrogen Gas and Carbon Dioxide                             .  PCT application filed naming
                                     NOTE: (This is the international                               only one Inventor, per
                                     equivalent of 1955 P007; i.e., the                             instructions from legal
                                     originally-filed ADL application                               assistant to ADL.
                                     directed to Model A, FIG. 1 and                                This consequently corrected in
                                     two other embodiments FIGS. 2-3)                               National filings (1973 series).
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1955 P 003     CLOSED                PROPOSED: U.S. Continuation-In-     Lawrence G. Clawson,    .  New generation reactor (a.k.a
(Case No.                            Part application from USSN 08/703,  William Mitchell           Model B) drawings provided to
93275-75 &     (Subject matter       398 8/26/96.                                                   W&W, claims prepared and sent to
6/20/97)       incorporated into     WORKING Title:  Method and                                     W. Mitchell and L. Clawson for
               Provisional App.      Apparatus for Converting Hydrogen                              review. Discussed at 9/9/98
               1955 P 008, then      Gas and Carbon Dioxide.                                        meeting regarding proper claim
               updated into          NOTE:  (Early MODEL B with distinct                            scope.
                                                                                                 .  Updated disclosures received and
                                                                                                    all subject matter incorporated
                                                                                                    into Provisional
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                                       1
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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
               omnibus               steam reform and POX in same                                   Application (See 1955 P 008)
               specification for     central chamber, now changed to POX                            filed 05/03/1999.
               proposed Utility      surrounded by S/R chamber)                                  .  An omnibus specification of
               application)                                                                         system as a whole, sent to B.
                                                                                                    Nowicki on 12/23/99 for review.
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1955 P 004     PENDING               U.S. UTILITY                        Lawrence G. Clawson,    .  Corresponding PCT filed January
                                     S/N: 09/006, 727                    William Mitchell           13, 1999 (P049);
                                     FILED: 1/14/98                      Jeff Bentley            .  Filed as a non-DOE application;
                                     TITLE: Hydrogen-producing Reactor   James C. Cross, III     .  Office Action mailed 6/21/1999
                                     with React and Flow in Diverging                               rejecting all claims;
                                     Directions                                                  .  Subsequent U.S. searching done;
                                     NOTE: (Radial Flow Muni-pox)                                .  Response mailed 12/21/99;
                                                                                                 .  Examiner interviewed,
                                                                                                    Supplemental Reply and Amendment
                                                                                                    mailed 2/22/00;
                                                                                                 .  Office Action mailed 3/24/00 ---
                                                                                                    Claims 71 and 72 allowed, Claims
                                                                                                    17, 18, 38-41, 60-62 and 73
                                                                                                    allowable if rewritten, all
                                                                                                    other claims rejected;
                                                                                                 [_]Prepare Reply to rewrite
                                                                                                    allowable claims, cancel
                                                                                                    rejected claims;
                                                                                                 [_]File Continuation Application to
                                                                                                    pursue rejected claims
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1955 P 005     CLOSED                WORKING TITLE: Method And           Robert Davis            .  Proposed claims forwarded to R.
(Case Nos.                           Apparatus For Controlling           Lawrence G. Clawson,       Davis and reviewed with R.
48226 and      (Subject matter       Multifuel, Hydrogen-producing       William Mitchell,          Davis at ADL on 9/10/98
53790 &        incorporated into     Reactor                             Jennifer Rumsey         .  Some disclosure to DOE in at
2/15/95)       omnibus               NOTE: (System Level Application)                               least February 1995.
               specification,                                                                    [_]Have received updated
               forwarded to B.                                                                      information from J. Rumsey, in
               Nowiki on                                                                            progress of incorporating
                                                                                                    control into omnibus
                                                                                                    specification for Model B
                                                                                                    system, forwarded to B. Nowicki
                                                                                                    on
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
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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
               1/23/99)                                                                              12/23/1999 for review.
                                                                                                 [_] NOT PROTECTED: Do Not Make
                                                                                                     Public Disclosure.
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1955 P 007     PENDING               U.S. UTILITY APPLICATION            Lawrence G. Clawson,    .   Application filed 8/26/96;
                                     S/N: 08/703,398                     William L. Mitchell,    .   Office Action received
                                     FILED: 8/26/96                      Jeffrey M. Bentley,         7/30/97, per Examiner
                                     CPA FILED: 8/9/99                   Johannes H J. Thijssen      Supplemental required in view
                                     TITLE: Method and Apparatus for                                 of supplement IDS, received by
                                     Converting Hydrocarbon Fuel into                                W&W (all claims rejected);
                                     Hydrogen Gas and Carbon Dioxide                             .   Response to Supplemental
                                     NOTE: (Three embodiments, Model A                               Office 8/31/98;
                                     reformer, FIG. 1 and two other                              .   Office Action received
                                     FIGS. 2-3)                                                      11/09/98 (all claims rejected;
                                                                                                 .   CPA (continuing patent
                                                                                                     application) filed with
                                                                                                     preliminary amendment 8/9/99;
                                                                                                 .   Office Action received
                                                                                                     September 27, 1999;
                                                                                                 .   One face-to-face interview of
                                                                                                     Examiner and several telephonic
                                                                                                     interviews with Examiner,
                                                                                                     indicating potentially
                                                                                                     allowable subject matter
                                                                                                     contingent upon declaration of
                                                                                                     inventor and claim amendments;
                                                                                                 .   Reply filed with Declaration of
                                                                                                     W. Mitchell on 3/2/00;
                                                                                                 [_] Awaiting next Office Action
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1955 P 008     PENDING               U.S. PROVISIONAL                    William L. Mitchell,    .   Claims prepared and compared
(Memo                                S/N: 60/132,184                     Lawrence G. Clawson,        with ADL prior public
undated,                             FILED: 5/3/99                       Robert Davis                disclosures. Claim scope
received                             TITLE: Apparatus For Reforming      Brian Nowicki               discussed with J. Bentley at
10/8/97)                             Hydrocarbon Fuels to Hydrogen       Jennifer Rumsey             12/3/97 meeting.
                                     and For Cleaning Exhaust From       Matthew Dorson          .   Application includes subject
                                     Associated Fuel Cell                                            matter from: 1955 P 003; 1955 P
                                                                                                     033, 1955 P 034; 1955 P 035;
                                                                                                     and, 1955 P 043.
                                                                                                 [_] Consider if combined or
                                                                                                     combinable with invention to
                                                                                                     Hydrodesulfurization Method
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      W&W          FILE STATUS            PROJECT DESCRIPTION OR            INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION INFORMATION           PROJECT LEADER(S)             [_] NEXT ACTION
(ADL ROI No.,
Case No., or
Project No. &
Date of trst
provable act)
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
                                                                                                    and Apparatus (See 1955 P 039
                                                                                                    Sederquist).
                                                                                                 .  Provisional Application filed
                                                                                                    May 3, 1999.
                                                                                                 [_]Received updated disclosure of
                                                                                                    Model B and TGC with multi
                                                                                                    functions including preheat fuel
                                                                                                    to reformer and desulfurization.
                                                                                                    Omnibus application sent to B.
                                                                                                    Nowicki on 12/23/99 for review.
                                                                                                    Does or will include updated
                                                                                                    disclosure for filing as a
                                                                                                    utility application.
                                                                                                 [_]Decision to be made on whether
                                                                                                    (and to what extent) subject
                                                                                                    matter is under any DOE
                                                                                                    contracts.
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1955 P 009     ACTIVE                WORKING TITLE: Adiabatic Prox With  Robert Weber,           .  C. Papile has sent us some
                                     Au Catalyst Promoted by Another     Christopher Papile,        information on the catalyst and
                                     Transition Metal Oxide              Robert Barrett             has incorporated it somewhat
                                                                                                    into other apparatus
                                                                                                    disclosures.
                                                                                                 [_]Need to check with W. Mitchell
                                                                                                    (or B. Weber) if "single stage"
                                                                                                    PROX via proprietary catalyst is
                                                                                                    still contemplated as an
                                                                                                    invention/direction for
                                                                                                    commercialization.
                                                                                                 [_]Also need to get disclosure of
                                                                                                    method of preparing catalyst.
                                                                                                 [_]Awaiting further instructions
                                                                                                    and information.
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1955 P 012     ACTIVE                WORKING TITLE: Combination Nickel   William Mitchell        .  Briefly discussed with W.
                                     Catalysts in Steam Reformer                                    Mitchell, L. Clawson and J.
                                                                                                    Bentley on 9/10/97, a new Ni
                                                                                                    catalyst combination operating
                                                                                                    in protype reactor in steam
                                                                                                    reform stage.
                                                                                                 [_]If protection is to be sought,
                                                                                                    W. Mitchell to provide W&W with
                                                                                                    a timely disclosure of
                                                                                                    compositions, operation
                                                                                                    parameters, theories of
                                                                                                    operation and keys to
                                                                                                    operational success.
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   W&W           FILE STATUS    PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
                                                                                                .   Per 1/5/98 meeting, W&W
                                                                                                    advised that key
                                                                                                    catalyst is no longer
                                                                                                    available and prototype
                                                                                                    merchant devise intended
                                                                                                    for Air Products will not
                                                                                                    contain the catalyst
                                                                                                    combination.
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1955 P 017       ACTIVE      WORKING TITLE: Housing for Radial           Gunther Kleeberg       .   W&W has preliminary drawings
                             Flow Reactor                                                           for radial- flow small POX
                                                                                                    housing, need updated disclosure
                                                                                                    and instructions to proceed to
                                                                                                    proposed claims and search.
                                                                                                [_] W&W should receive updates as
                                                                                                    appropriate.
                                                                                                [_] Awaiting further instructions
                                                                                                    and information.
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1955 P 018       ACTIVE      WORKING TITLE: Methods And Compositions     Christopher Papile     .   Disclosure received by W&W,
                             For Protecting Low-temperature Shift                                   proposed claims prepared and
                             Catalyst From Condensed Water After                                    discussed with C. Papile on
                             Shut-down of Reactor                                                   9/9/98.
                                                                                                [_] Awaiting further instructions.
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1955 P 019       PENDING     U.S. UTILITY APP.                           Lawrence G. Clawson,   .   Divisional from 1955 P 007,
                             S/N: 09/184,618                             William L. Mitchell,       filed November 2, 1998.
                             FILED: 11/2/98                              Jeffrey M. Bentley     [_] No action by PTO yet
                             TITLE: Apparatus For Converting             Johannes H.J.
                             Hydrocarbon Fuel into Hydrogen Gas and      Thijssen
                             Carbon Dioxide
                             NOTE: Divisional of 1955 P007
                             (Group II,
                             apparatus of FIG. 2)
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1955 P 020       PENDING     U.S. UTILITY APP.                           Lawrence G. Clawson,    .  Divisional from 1955 P 007,
                             S/N: 09/184,387                             William L. Mitchell,       filed November 2, 1998;
                             FILED: 11/2/98                              Jeffrey M. Bentley      .  Response to  Office Action
                             TITLE: Method For Converting                Johannes H.J. Thijssen     rejecting all claims was filed,
                             Hydrocarbon Fuel into Hydrogen Gas                                     and a subsequent replacement
                             and Carbon Dioxide NOTE: Divisional                                    information disclosure and
                             of 1955 P 007 (Group                                                   telephone interview with
                                                                                                    examiner was conducted;
                                                                                                 . Notice of allowance, 12/11/1999;
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   W&W           FILE STATUS    PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
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                               III, methods associated with FIG. 1,                                       . Issue fee paid 1/7/2000;
                               Model A)                                                                   . Formal drawings
                                                                                                            submitted.
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1955 P 021       PENDING       U.S. UTILITY APP.                          Lawrence G. Clawson,            . Divisional from 1955 P
                               S/N: 09/184,615                            William L. Mitchell,              007, filed November 2,
                               FILED: 11/2/98                             Jeffrey M. Bentley                1998;
                               TITLE: Method For Converting Hydrocarbon   Johannes H.J. Thijssen          . Response to Office
                               Fuel into Hydrogen Gas and Carbon Dioxide                                    Action (rejecting all
                               NOTE: Divisional of 1955 P 007 (Group IV,                                    claims) mailed
                               methods associated with FIG. 2)                                              10/21/1999;
                                                                                                          . Final Office Action
                                                                                                            dated 1/5/2000,
                                                                                                            received, rejecting all
                                                                                                            claims;
                                                                                                         [_]Appeal, CPA, or Reply
                                                                                                            with amendments to put
                                                                                                            in better condition for
                                                                                                            allowance, due without
                                                                                                            extension fee by
                                                                                                            4/5/2000. Six Month
                                                                                                            deadline is 6/5/2000.
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1955 P 022       PENDING       U.S. UTILITY APP.                          Lawrence G. Clawson,           .  Divisional filed
                               S/N: 09/185,393                            William L. Mitchell,              November 3, 1998.
                               FILED: 11/3/98                             Jeffrey M. Bentley             [_]Awaiting action by PTO.
                               TITLE: Apparatus For Converting            Johannes H.J. Thijssen
                               Hydrocarbon Fuel into Hydrogen Gas and
                               Carbon Dioxide
                               NOTE: Divisional of 1955 P 007
                               Apparatus according to FIG. 3)
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1955 P 023       ACTIVE        WORKING TITLE: Method For Preferentially   William L. Mitchell,           .  Proposed claims
                               oxidizing Carbon  Monoxide in a            Christopher Papile                prepared and discussed
                               Hydrogen-rich Reformate Stream                                               with C. Papile on
                               (Continuous Replenishment of Oxygen to                                       9/9/98.
                               Reformate Stream as it Goes Through Prox                                  [_]Awaiting further
                               Bed)                                                                         instructions.
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1955 P 024       ACTIVE        WORKING TITLE: Apparatus For               William L. Mitchell,           .  Proposed claims
                               Preferentially-oxidizing Carbon Monoxide Christopher Papile                  prepared and discussed
                               in a Hydrogen-rich Reformate Stream                                          with C. Papile on
                               (Continuous Replenishment of                                                 9/9/98.
                                                                                                         [_]Awaiting further
                                                                                                            instructions.
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   W&W          FILE STATUS     PROJECT DESCRIPTION OR                        INVENTOR(S) OR              .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADER(S)             [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
                               Oxygen to Reformate Stream as it Goes
                               Through Prox Bed)
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1955 P 025     ACTIVE          WORKING TITLE: Method and Apparatus For    Christopher Papile,            .   Proposed claims
                               Back-flushing Prox Reactors On-line        Pai-Yug Woo                        prepared and discussed
               (Subject                                                                                      with C. Papile on
               matter                                                                                        9/9/98.
               included in                                                                               [_] Need to determine if
               provisional                                                                                   subject matter is to be
               application                                                                                   carried forward in
               1955 P 026)                                                                                   omnibus specification
                                                                                                             forwarded to B. Nowicki
                                                                                                             on 12/23/1999, or in a
                                                                                                             separate application.
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1955 P 026     PENDING         U.S. PROVISIONAL                           Christopher Papile,            .   Proposed claims
               (Provisional)   S/N: 60/132,259                            Lawrence G. Clawson,               prepared and discussed
                               FILED: 5/3/99                              William L. Mitchell,               with C. Papile on
                               TITLE: Preferential Oxidative Reactor      Frank Qi,                          9/9/98.
                                                                          Mark Hagan                         A provisional
                                                                                                             application filed May
                                                                                                             3, 1999 incorporates
                                                                                                             this invention.
                                                                                                         .   This has been
                                                                                                             implemented in the
                                                                                                             general system concept
                                                                                                             and incorporated into
                                                                                                             the omnibus
                                                                                                             specification to be
                                                                                                             filed as a Utility App.
                                                                                                         [_] Draft of omnibus
                                                                                                             specification sent to
                                                                                                             B. Nowicki on
                                                                                                             12/23/1999 for review.
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1955 P 027     CLOSED          WORKING TITLE: Prox Reactor with Active    Christopher Papile,            .   Proposed claims
               (Subject        Cooling (Tube Boiler)                      Lawrence G. Clawson                prepared and discussed
               matter                                                                                        with C. Papile on
               incorporated                                                                                  9/9/98.
               into                                                                                      .   A provisional
               1955 P 026)                                                                                   application (1955 P
                                                                                                             026) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention. Status
                                                                                                             pending.
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this invention has been
                                                                                                             sent to B. Nowicki for
                                                                                                             review on 12/23/1999.
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1955 P 028     CLOSED          WORKING TITLE: Prox and Low-temperature    Lawrence G. Clawson,           .   Proposed claims
               (Subject        Shift Catalyst Beds With                   Mark Hagan                         prepared and discussed
               matter                                                                                        with C. Papile on
                                                                                                             9/9/98.
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   W&W          FILE STATUS     PROJECT DESCRIPTION OR                        INVENTOR(S) OR                 .FILE HISTORY
 FILE NO.                      APPLICATION INFORMATION                      PROJECT LEADERS(S)               [_] NEXT ACTION
 (ADL ROI
No., Case No.,
or Project No.
& Date of trst
provable act)
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
               incorporated    Shared Tube Boilers                                                       .   A provisional
               into 1955                                                                                     application (1955 P
               P 026)                                                                                        026) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention.
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this invention has been
                                                                                                             sent to B. Nowicki for
                                                                                                             review on 12/23/1999.
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1955 P 029     ACTIVE          WORKING TITLE: Fluidized Bed Prox Reactor            Christopher Papile   .   Proposed claims
(Project                       With Combined Condenser And Separator                                         prepared and discussed
No. 93286-                                                                                                   with C. Papile on
01 & 8/3/98                                                                                                  9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions
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1955 P 030     ACTIVE          WORKING TITLE: Reformer Reactor With Heat            Christopher Papile   .   Proposed claims
                               Transfer Between Prox Liquid Fuel And/or                                      prepared and discussed
                               Water                                                                         with C. Papile on
                                                                                                             9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions.
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1955 P 031     CLOSED          METHOD AND APPARATUS FOR DYNAMIC CONTROL             Jennifer Rumsey      .   Proposed claims
               (Subject        OF OXYGEN TO PROX REACTOR                            Vincent Rizzo            prepared and discussed
               matter                                                               Darryl Pollica           with C. Papile on
               incorporated                                                                                  9/9/98.
               into 1955                                                                                 .   Rob Davis input was to
               P 026)                                                                                        be sought.
                                                                                                         .   Updated disclosure has
                                                                                                             been received with
                                                                                                             respect to dynamic
                                                                                                             control for transients
                                                                                                             (See also, disclosures
                                                                                                             by J. Rumsey and C.
                                                                                                             Papile).
                                                                                                         .   An omnibus
                                                                                                             specification for a
                                                                                                             proposed utility
                                                                                                             application including
                                                                                                             this subject matter has
                                                                                                             been sent to B. Nowicki
                                                                                                             for review on 12/23/
                                                                                                             1999.
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1955 P 032     ACTIVE          WORKING TITLE: Air-cooled Prox With                  Christopher Papile   .   Proposed claims
                               Catalyst Supported on Metal                                                   prepared and discussed
                               Substrate/monoliths                                                           with C. Papile on
                                                                                                             9/9/98.
                                                                                                         [_] Awaiting further
                                                                                                             instructions.
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1955 P 033     CLOSED          WORKING TITLE: Reformer With Fuel                    William L. Mitchell, .   Proposed claims
               (Subject        Preheater Tube in Shift Zone                         Lawrence G. Clawson,     prepared and discussed
               matter                                                                                        with W. Mitchell on
               incorporated                                                                                  9/9/98.
               into                                                                                      .   A provisional
               1955 P 008)                                                                                   application (1955 P
                                                                                                             008) filed May 3, 1999
                                                                                                             incorporates this
                                                                                                             invention. Status,
                                                                                                             pending.
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
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      W&W          FILE STATUS          PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
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
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
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1955 P 034     CLOSED              WORKING TITLE: Reformer Having         William L. Mitchell,  .   Proposed claims prepared and
               (Subject matter     Central Pox Zone Surrounded by         Lawrence G. Clawson,      discussed with W. Mitchell on
               incorporated into   Annular Shift Zone and Tube Boiler                               9/9/98.
               1955 P 008)         in The Shift Zone                                            .   A provisional application (1955
                                                                                                    P 008) filed May 3, 1999
                                                                                                    incorporates this invention.
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
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1955 P 035     CLOSED              WORKING TITLE: Reformer With Pox       William L. Mitchell,  .   Proposed claims prepared and
               (Subject matter     Surrounded by Annular Steam Reforming  Lawrence G. Clawson,      discussed with W. Mitchell on
               incorporated into   Zone and Serpentine Flow Relationship                            9/9/98.
               1955 P 008)         From Pox to The Steam Reforming Zone                         .   A provisional application (1955
                                                                                                    P 008) filed May 3, 1999
                                                                                                    incorporates this invention.
                                                                                                .   An omnibus specification for a
                                                                                                    proposed utility application
                                                                                                    including this subject matter
                                                                                                    has been sent to B. Nowicki for
                                                                                                    review on 12/23/1999.
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1955 P 036     ACTIVE              WORKING TITLE: Methods And             William L. Mitchell,  .   Proposed claims prepared and
(Memo by C.    (Some Subject       Compositions For Mixing Air/fuel       Lawrence G. Clawson,      discussed with W. Mitchell on
 Read, Ref:    Matter,             /steam For Pox Reaction in Reformer,   Johannes Thijssen,        9/9/98 and a preliminary search
 "93747 and    "Tangential         Including Disk And Cup-shaped Pox      Carole Read               of in-house patent collection
 34788-14 &    Delivery," Has      Reaction Chambers And Reactors                                   conducted to shape claim scope.
 7/6/98)       been Incorporated   Embodying Same                                               [_] Need to consider modification
               Into 1955 P 007                                                                      of claims in view of further
               by Amendment,                                                                        disclosure by J. Thijssen and
               And Some Into                                                                        C. Greene on 9/9/98.
               Omnibus                                                                          [_] Awaiting further instructions
                                                                                                    on disc shape POX chamber
                                                                                                    (mini POX) and cup shaped POX.
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

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      W&W          FILE STATUS          PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
               Specification To
               Be Filed)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 037     CLOSED              METHOD AND APPARATUS FOR               Christopher Papile    .   Proposed claims prepared and
               (Subject Matter     DYNAMIC CONTROL OF                                               discussed with C. Papile on
               Incorporated Into   REFORMATE TO A PROX REACTOR                                      9/9/98.
               1955 P 026)                                                                      .   Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 038     ACTIVE              WORKING TITLE: Methods And             Christopher Papile    .   Preliminary disclosure made to
(Project No.                       Apparatus For Providing Variable                                 W&W by C. Papile, discussed at
93286-01 &                         Pox Duty (Flow)                                                  9/9/98 meeting.
8/16/98)                                                                                        [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 039     ACTIVE              WORKING TITLE: Methods of Fuel         Richard A. Sederquist .   Disclosure received, read and
(none &                            Desulfurization For Process Fuel                                 understood by W&W
7/29/98)                           For Hydrogen Generation And                                  .   Need to check whether or not
                                   Apparatus For Integration With a                                 this subject matter was
                                   Fuel Reformer                                                    incorporated by ADL into TGC.
                                                                                                [_] Awaiting further instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 040     ACTIVE              WORKING TITLE: Transient, Cold Start,  Christopher Papile    .   Disclosure received by W&W
(Project No.                       Volume Conserving, Very                                      .   A provisional application (1955
93286-01 &     (Some of this       Low-temperature Shift Reactor                                    P 026) filed May 3, 1999
8/24/98)       subject matter                                                                       partially incorporates this
               incorporated into                                                                    subject matter.
               1955 P 026)                                                                      [_] Some of this subject matter
                                                                                                    (water cooling jacket) has been
                                                                                                    incorporated in an omnibus
                                                                                                    specification for a proposed
                                                                                                    utility application including
                                                                                                    this invention has been sent to
                                                                                                    B. Nowicki for review on
                                                                                                    12/23/1999.
                                                                                                [_] Need to determine if the
                                                                                                    remaining subject matter should
                                                                                                    be added to omnibus
                                                                                                    specification or separate
                                                                                                    application.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 042     PENDING             U.S. PROVISIONAL APP                   Prassant Chintawar    .   Disclosure received, read and
                                   S/N: 60/132,183                        and Craig Thompson        understood by W&W.
                                   FILED: 5/3/99                                                .   Provisional application filed
                                                                                                    May 3, 1999.
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

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      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                     TITLE: Low Temperature Water Gs Shift                              .   An updated disclosure
                                     Reactor                                                                and updated claims were
                                     NOTE: (This is the Pt/Zr catalyst idea                                 filed 10/6/99 as a
                                     for water-gas-shift reactions)                                         provisional file no.
                                                                                                            1955 P 051.
                                                                                                        [_] Updated specification
                                                                                                            and updated claims
                                                                                                            (beyond 1955 P 051) have
                                                                                                            been prepared and
                                                                                                            finally reviewed by
                                                                                                            inventors. Recent prior
                                                                                                            art reference has caused
                                                                                                            need for re-evaluations
                                                                                                            by W&W of claim scope
                                                                                                            and spec.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 043       ACTIVE               WORKING TITLE:  MODEL ABC-Reformer With   Richard A. Sederquist  .   Disclosure received, read
(none &                               Reduced POX Gasification Zone                                        and understood by W&W.
8/3/98)          NOTE: (Some Of This                                                                   .   A provisional application
                 Subject Matter                                                                            (1955 P 008)filed May 3,
                 Appears To Have                                                                           1999 incorporates a
                 Been Incorporated                                                                         portion of this subject
                 Into An Omnibus                                                                           matter.
                 Specification For                                                                     [_] An omnibus specification
                 Further Filing As A                                                                       for a proposed utility
                 Utility Application)                                                                      application including
                                                                                                           this subject matter has
                                                                                                           been sent to B. Nowicki
                                                                                                           for review on 12/23/1999.
                                                                                                       [_] Need to determine the
                                                                                                           extent of which Mr.
                                                                                                           Sederquist's idea has
                                                                                                           been incorporated into
                                                                                                           Model B, i.e., is it
                                                                                                           Model ABC?)
------------------------------------------------------------------------------------------------------------------------------------
1955 P 044       PENDING              U.S. UTILITY APP                          Lawrence G. Clawson,   .   Divisional filed November
                                      S/N: 09/185,325                           William L. Mitchell,       3, 1998;
                                      FILED: 11/3/98                            Jeffrey M. Bentley     .   Office Action received
                                      TITLE: Method for Converting Hydrocarbon  Johannes H.J. Thijssen,    12/17/1999, rejecting all
                                      Fuel into Hydrogen Gas and Carbon Dioxide                            claims (only sections 103
                                      NOTE: Divisional from 1955 P 007 (Method                             and 112);
                                      associated with reformer of FIG. 3)                              .   Examiner interview
                                                                                                           conducted on 2/3/00;
                                                                                                       .   Reply to Office Action
                                                                                                           filed 2/3/00.
                                                                                                       [_] Awaiting next Office
                                                                                                           Action from PTO.
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

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      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------

1955 P 045       ACTIVE               WORKING TITLE:  Hydrogenation of Carbon   Christopher Papile     .   Disclosure received, read
(11000-TM-002a                        Monoxide from Anode Exhaust                                          and understood by W&W.
& 9/22/98)                                                                                             [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1946 P 046       ACTIVE               REFORMER WITH ROTARY POSITIVE             Lawrence G. Clawson    .   Disclosure received, read
(11000-TM-003a                        DISPOALCEMENT COMBUSTION CHAMBER                                     and understood by W&W.
& 9/22/98)                                                                                             [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 047       ACTIVE               LOW HEAT LOSS MINI-POX REFORMER WITH
(Project No.                          GURAD HEATING BY ANODE EXHASUT            Richard A. Sederquist  .   Disclosure received, read
93286-01 &                                                                                                 and understood by W&W.
8/18/98)                                                                                               [_] Awaiting further
                                                                                                           instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 048       ACTIVE               CYCLIC PROX WITH STEAM GENERATION AND     Richard A. Sederquist  .   Disclosure received, read
(Project No.                          REGENERATABLE METAL OXIDE FOR PRODUCTION                             and understood by W&W.
93286-01&                             OXIDANT                                                          [_] Awaiting further
9/4/98)                                                                                                    instructions.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 049       PENDING              PCT UTLITY APP.                           Lawrence G. Clawson,   .   Filing requirements
                                      S/N: PCT/US 99/00833                      William L. Mitchell,       completed (from P 004).
                                      FILED: 1/13/99                            Jeffrey M. Bentley,    .   Published in 8/99.
                                      TITLE: Reactor For Producing Hydrogen     James C. Cross III     .   Requested Examination on
                                      From Hydrocarbon Fuels                                               7/21/1999.

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      W&W       FILE STATUS               PROJECT DESCRIPTION OR                  INVENTOR(S) OR               .FILE HISTORY
   FILE NO.                              APPLICATION   INFORMATION               PROJECT LEADER(S)            [_] NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                 gas-shift            Converting Carbon Monoxide and Water                             .   This subject matter has
                 reactions, from      in a Reformate Stream and Apparatus                                  been carried forward to
                 1955 P 042)          Therefore.                                                           1955 P 052 for filing as
                                                                                                           a utility application.

                                      FILING RECEIPT TITLE: Low Temperature
                                      Water Gas Catalyst and Reactor.


                                      WORKING TITLE: Method For Producing
                                      Hydrogen From Hydrocarbons Using Water
                                      Gas Shift Reaction And Apparatus Therefore
------------------------------------------------------------------------------------------------------------------------------------
1955 P 052      ACTIVE               PROPOSED U.S. UILITY APP. WORKING TITLE:   Prashant S. Chintawar .    To be filed as utility
                                     Process for Converting Carbon Dioxide And  Craig Thompson             application relying on
                                     Water  in a Reformate Stream And           Mark Hagan                 the priority of pending
                NOTE: (This is the   Apparatus Therefore                                                   provisional applications
                Pt/Zr catalyst idea                                                                        (1955 P 042 and 1955 P
                for water-gas-shift                                                                        051) May 3, 1999, and
                reactions)                                                                                 October 6, 1999,
                                                                                                           respectively (accordingly
                                                                                                           filing due by May 3,
                                                                                                           2000).
                                                                                                      .    Prepared and reviewed by
                                                                                                           inventors.
                                                                                                      [_ ] Updated specification
                                                                                                           and updated claims
                                                                                                           (beyond 1955 P 051) have
                                                                                                           been prepared and finally
                                                                                                           reviewed by inventors.
                                                                                                           Recent prior art
                                                                                                           reference has caused need
                                                                                                           for re-evaluation by W&W
                                                                                                           of claim scope and
                                                                                                           specification Due by May
                                                                                                           3, 2000, to rely on
                                                                                                           earliest priority.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 053      ACTIVE               PROPOSED U.S. UILITY APP. WORKING TITLE:   Lawrence G. Clawson   .    To be filed as utility
                                     Model B Reformer                           William L. Mitchell        application relying on
                                                                                Jeff Bentley               priority of provisional
                                                                                                           (1955 P 008) due May 3,
                                                                                                           2000).
                                                                                                      [_ ] An omnibus specification
                                                                                                           for a proposed utility
                                                                                                           application including
                                                                                                           this invention has
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
      W&W        FILE STATUS            PROJECT DESCRIPTION OR              INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                            APPLICATION INFORMATION             PROJECT LEADER(S)                 [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        been sent to B. Nowicki for
                                                                                                        review on 12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 054       ACTIVE         PROPOSED U.S. UILITY APP. WORKING TITLE:    To be determined.       .   To be filed as utility
                                Preferential Oxidation Reactor                                          application relying on
                                                                                                        priority of provisional
                                                                                                        (1955 P 026) due May 3,
                                                                                                        2000).
                                                                                                    [_] An omnibus specification for
                                                                                                        a proposed utility
                                                                                                        application including this
                                                                                                        invention has been sent to
                                                                                                        B. Nowicki for review on
                                                                                                        12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 055       ACTIVE         PROPOSED U.S. UILITY APP. WORKING TITLE:    William L. Mitchell,    .   To be filed as utility
                                Tall Gas Combuster                          Lawrence G. Clawson,        application relying on
                                                                            Brian Nowicki,              priority of provisional
                                                                            Matthew Dorson              (1955 P 008) due May 3,
                                                                                                        2000).
                                                                                                    [_] An omnibus specification for
                                                                                                        a proposed utility
                                                                                                        application including this
                                                                                                        invention has been sent to
                                                                                                        B. Nowicki for review on
                                                                                                        12/23/1999.
------------------------------------------------------------------------------------------------------------------------------------
1955 P 056       ACTIVE         PROPOSED U.S. UTILITY WORKING TITLE:        Lawrence G. Clawson     .   To be filed as utility
                                Hydrocarbon Reforming System                William L. Mitchell         application relying on
                                                                            Matthew Dorson              priority of provisional
                                                                            Johannes Thijssen           applications (1955 p 008 and
                                                                            Robert Davis                1955 P 026) due 05/03/2000.
                                                                            Christopher Papile      [_] An omnibus specification for
                                                                            Jennifer Rumsey             a proposed utility
                                                                            Nathan Longo                application including this
                                                                            James C. Cross, III         invention has been sent to
                                                                            Vicent Rizzo                B. Nowicki for review on
                                                                            Gunther Kleeburg            12/23/1999.
                                                                            William Rindone
                                                                            Brian Nowicki
                                                                            Stephen G. Block
                                                                            Maria Sun
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

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      W&W        FILE STATUS           PROJECT DESCRIPTION OR               INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                           APPLICATION INFORMATION              PROJECT LEADER(S)                [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                                                                           Brian Morriseau
------------------------------------------------------------------------------------------------------------------------------------
1973 P 003       PENDING       EPO UTILITY APP. A/N:  97939541.5-2111      Lawrence G. Clawson       .   Filed with EPO associate
                               LODGED:  2/23/99                            William L. Mitchell           by 2/26/99.
                               TITLE:  M&A For Converting Hydrocarbon      Jeffrey M. Bentley        .   Instructions to proceed
                               Fule Into Hydrogen Gas And Carbon Dioxide   Johannes H. J. Thijssen       with prosecution of
                               NOTE:  (Counterpart to U.S. App., 1955 P.                                 Claims 1-41 sent to
                               002)                                                                      associate on 12/13/99.
                                                                                                     [_] Annuity due 8/25/00.
------------------------------------------------------------------------------------------------------------------------------------
1973 P 005       PENDING       JAPAN UTILITY APP. S/N:  10-511780          Lawrence G. Clawson       .   Forwarded to Japan
                               LODGED:  2/26/99                            William L Mitchell            associate for filing by
                               TITLE:  M&A For Converting Hydrocarbon      Jeffrey M. Bentley            2/26/99.
                               Fuel Into Hydrogen Gas And Carbon Dioxide   Johannes H.J. Thijssen    [_] Deferred examination due
                               NOTE:  (Counterpart to U.S. App., 1955 P                                  2/26/2006.
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 006       PENDING       CANADA UTILITY APP.                         Lawrence G. Clawson       .   Forwarded to Canada
                               S/N:  2,265,468                             William L. Mitchell           associate for filing
                               LODGED:  2/24/99                            Jeffrey M. Bentley            2/26/99;
                               TITLE:  M&A For Converting Hydrocarbon      Johannes H.J. Thijssen    .   Request for Examination
                               Fuel Into Hydrogen Gas And Carbon Dioxide                                 authorized on 3/30/00;
                               NOTE:  (Counterpart to U.S. App., 1955 P                              [_] Annuity due 8/25/2000.
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 008       PENDING       CHINA UTILITY APP.                          Lawrence G. Clawson       .   Forwarded to China
                               S/N:  97197471.3                            William L. Mitchell           associate for filing by
                               LODGED:  2/26/99                            Jeffrey M. Bentley            2/26/99.
                               TITLE:  M&A For Converting Hydrocarbon      Johannes H.J. Thijssen    .   Examination requested on
                               Fuel Into Hydrogen Gas and Carbon Dioxide                                 8/26/99.
                                                                                                     [_] Registration in Hong Kong
                                                                                                         due 3/15/2000.
                                                                                                     .   Application published
                                                                                                         2/26/99.
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

------------------------------------------------------------------------------------------------------------------------------------
      W&W        FILE STATUS           PROJECT DESCRIPTION OR               INVENTOR(S) OR                   .FILE HISTORY
   FILE NO.                           APPLICATION INFORMATION              PROJECT LEADER(S)                [_]NEXT ACTION
 (ADL ROI No.,
 Case No., or
 Project No. &
 Date of trst
 provable act)
------------------------------------------------------------------------------------------------------------------------------------
                               NOTE: (Counterpart to U.S. App., 1955 P
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 009       PENDING       KOREA UTILITY APP.                          Lawrence g. Clawson       .   Forwarded to Korea
                               S/N:  99-7001595                            William L. Mitchell           associate for filing
                               LODGED:  2/26/99                            Jeffrey M. Bentley            2/26/99.
                               TITLE:  M&A For converting Hydrocarbon      Johannes H. J. Thijssen   [_] Request for Examination due
                               Fuel Into Hydrogen Gas And Carbon Dioxide                                 8/25/2000.
                               NOTE:  (Counterpart to U.S. App., 1955 P
                               002)
------------------------------------------------------------------------------------------------------------------------------------
1973 P 011       PENDING       AUSTRALIA UTILITY APP.                      Lawrence G. Clawson       .   Forwarded to Australia
                               S/N:  41610/97                              William L. Mitchell           associate for filing
                               LODGED:  8/25/97                            Jeffrey M. Bentley            2/26/99
                               TITLE: M&A For Converting Hydrocarbon       Johannes H.J. Thijssen    [_] Response to Official
                               Fuel Into Hydrogen Gas and Carbon Dioxide                                 Report due 8/04/2000.
                               NOTE:  (Counterpart to U.S. App., 1955 P                              [_] Maintenance fee due
                               002)                                                                      8/25/2002.
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